UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _____)

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Catalyst Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

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April 12, 2022

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Catalyst Bancorp, Inc. The meeting will be held at our headquarters, located at 235 North Court Street, Opelousas, Louisiana, 70570, on Tuesday, May 17, 2022 at 8:00 a.m., Central time. The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

On behalf of the Board of Directors and all of the employees of Catalyst Bancorp, I thank you for your continued interest and support.

                                                   Sincerely,

Joseph B. Zanco

President and Chief Executive Officer

CATALYST BANCORP, INC. 235 North Court Street Opelousas, Louisiana 70570 (337) 948-3033
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TIME	8:00 a.m., Central time, Tuesday, May 17, 2022

PLACE	St. Landry Homestead Federal Savings Bank 235 North Court Street Opelousas, Louisiana 70570

ITEMS OF BUSINESS

(1)         To elect two directors for a three-year term expiring in 2025, and until their  successors are elected and qualified;

(2)         To consider and approve the adoption of the 2022 Stock Option Plan;

(3)         To consider and approve the adoption of the 2022 Recognition and Retention Plan and Trust Agreement;

(4)         To ratify the appointment of Castaing, Hussey & Lolan, LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

(5)         To adopt a non-binding resolution to approve the compensation of our named executive officers;

(6)         To consider an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers; and

To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Catalyst Bancorp common stock of record at the close of business on March 28, 2022, are entitled to vote at the meeting.

ANNUAL REPORT	Our 2021 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in “street” name with a broker or other nominee can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction form you received. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Ted D. Bellard Corporate Secretary
Opelousas, Louisiana April 12, 2022

PROXY STATEMENT

OF

CATALYST BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Catalyst Bancorp, Inc., the parent holding company of St. Landry Homestead Federal Savings Bank. Proxies are being solicited on behalf of our Board of Directors for use at the Annual Meeting of Shareholders to be held at our corporate headquarters located at 235 North Court Street, Opelousas, Louisiana 70570 on Tuesday, May 17, 2022 at 8:00 a.m., Central time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about April 12, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2022. This proxy statement and our 2021 Annual Report are available on our website at https://catalystbank.investorroom.com/annual-meeting.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached Notice of Annual Meeting of Shareholders, including the election of directors, the adoption of the 2022 Stock Option Plan, the adoption of the 2022 Recognition and Retention Plan and Trust Agreement, the ratification of our independent registered public accounting firm, the adoption of a non-binding resolution to approve the compensation of our named executive officers and an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers. In addition, management may report on the performance of Catalyst Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the voting record date for the annual meeting, March 28, 2022, are entitled to vote at the meeting. On the record date, we had 5,290,000 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I vote my shares?

After you have carefully read this proxy statement, indicate on your proxy card or voting instruction form how you want your shares to be voted. Then sign, date and mail your proxy card or voting instruction form in the enclosed prepaid return envelope as soon as possible. You may also vote by telephone or the Internet if indicated on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

Voting instructions from participants in the Catalyst Bancorp, Inc. Employee Stock Ownership Plan and St. Landry Homestead Federal Savings Bank 401(k) Plan must be received by telephone or Internet by 11:59 p.m. Eastern time on Tuesday, May 10, 2022 or by mail to be received by May 10, 2022, to be used by the plan Trustees to determine the votes for plan shares.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors, the adoption of the 2022 Stock Option Plan, the adoption of the 2022 Recognition and Retention Plan and Trust Agreement, the proposal to adopt a non-binding resolution to approve the compensation of our named executive officers, or the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers if you do not furnish instructions for such proposals. You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions. If your broker votes in his or her discretion on proposal four and you did not provide instructions for proposals one, two, three, five or six, then your shares will be considered “broker non-votes” on proposals one, two, three, five or six.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee about how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

●	First, you may complete and submit a new proxy card. Any earlier proxies will be revoked automatically.

●

Second, you may send a written notice to the Secretary of Catalyst Bancorp, Inc., Mr. Ted D. Bellard, Corporate Secretary, Catalyst Bancorp, Inc., 235 North Court Street, Opelousas, Louisiana 70570, in advance of the meeting stating that you would like to revoke your proxy.

●	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the annual meeting will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote (i) FOR the nominees for director described herein, (ii) FOR adoption of the 2022 Stock Option Plan, (iii) FOR adoption of the 2022 Recognition and Retention Plan and Trust Agreement, (iv) FOR ratification of the appointment of Castaing, Hussey & Lolan, LLC as our independent registered public accounting firm for the year ending December 31, 2022, (v) FOR approval of the non-binding resolution to approve the compensation of our named executive officers and (vi) for THREE (3) YEARS on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum, a majority of the outstanding shares entitled to vote represented in person or by proxy, present. The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected directors. The affirmative vote of a majority of the total shares outstanding and entitled to vote at the annual meeting is required for approval of the proposals to adopt the 2022 Stock Option Plan and adopt the 2022 Recognition and Retention Plan and Trust Agreement. The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the annual meeting is required for the approval of the proposal to ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2022 and for approval of the proposal to adopt the non-binding resolution to approve the compensation of our named executive officers. The frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers receiving the greatest number of votes (either three years, two years or one year) will be the frequency that shareholders approve.

Because of the required vote on the proposals to adopt the 2022 Stock Option Plan and 2022 Recognition and Retention Plan and Trust Agreement, abstentions will have the same effect as a vote against these proposals. For the same reason, the failure of any Catalyst Bancorp shareholder to vote by proxy or in person at the annual meeting will also have the effect of a vote against the proposals to adopt the 2022 Stock Option Plan and the 2022 Recognition and Retention Plan and Trust Agreement.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors are elected by our shareholders for staggered terms, and until their successors are elected and qualified. At the annual meeting, shareholders of Catalyst Bancorp will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2025, and until their successors are elected and qualified.

Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. Kidder and Kleiser as directors. No director is related to any other director or executive officer by first cousin or closer. Each nominee and each director whose term continues currently serves as a director of Catalyst Bancorp and its subsidiary, St. Landry Homestead Federal Savings Bank.

Unless otherwise directed, each proxy card signed and returned by a shareholder will be voted for the election of the nominees for director listed in the table below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed in the table below may not be able to serve as a director if elected.

The tables below and on the following page present information concerning the nominees for director and each director whose term continues, including tenure as a director. Terms as directors for all directors include service as a director of St. Landry Homestead Federal Savings Bank prior to the formation of Catalyst Bancorp in 2021. Ages are reflected as of March 28, 2022.

Nominees for Director for a Three-Year Term Expiring in 2025

Name	Principal Occupation During the Past Five Years/ Public Directorships

Todd A. Kidder	Chairman of the Board of St. Landry Homestead Federal Savings Bank since December 2016. Engineering Technician, Louisiana State Department of Transportation since July 1987. Age 57.

Mr. Kidder brings management expertise to the board as a utility relocation specialist responsible for coordinating the relocation of utilities in connection with state highway projects in an eight Parish area in Louisiana. Mr. Kidder serves as a committee member of the Opelousas General Health System Foundation and the Opelousas Chapter of Ducks Unlimited. Director of St. Landry Homestead since 2009.

Kirk E. Kleiser	Director. Senior Managing Principal and Founder of K & G On the Geaux LLC and Kleiser Enterprises, Inc., convenience food stores located in Upper Lafayette, Louisiana. Age 66.

Mr. Kleiser brings to the board experience in business planning and small business development as well as knowledge of the communities served by St. Landry Homestead. Mr. Kleiser is a member of the Carencro Business Association and is a past member of the Chevron National Dealer Council and the Crowley Chamber of Commerce. Director of St. Landry Homestead since January 2021.

The Board of Directors recommends that you vote FOR election of the nominees for Director.

Directors Whose Terms Are Continuing

Directors Whose Terms Expire in 2023

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

Frederick R. Lafleur

Director. Retired CPA. President and Chief Executive Officer of Savoie’s Sausage & Food Products, Inc. (“Savoie’s”) since October 2019. Prior thereto, Executive Vice President and Chief Operations Officer of Savoie’s from January 2016 through September 2019. Age 63.

Mr. Lafleur brings management and leadership experience to the board as the Chief Executive Officer of a food processing and distribution company located in Opelousas, Louisiana. Mr. Lafleur serves on the Board of Directors of Vision St. Landry. He is a member of the American Institute of CPAs and the Society of Louisiana CPAs. Director of St. Landry Homestead since 2016.

Matthew L. Scruggins	Director. Supervisor of Personnel, St. Landry Parish School System since 2009. Age 53.

Mr. Scruggins brings oversight experience to the board as supervisor of employees and staffing and oversight of payroll and benefits for the local St. Landry Parish School System. Mr. Scruggins is a member of the Louisiana Association of School Executives and the Louisiana State Association of School Personnel Administrators. Director of St. Landry Homestead since 2014.

Directors Whose Terms Expire in 2024

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

Ted D. Bellard

Director and Secretary. President and owner of Targil, Inc., a seasoning supply company located in Opelousas, Louisiana since July 1995 and President and owner of Juneau’s Cajun Meats, Mansura, Louisiana since July 2002. Age 53.

Mr. Bellard brings business and management expertise to the board as the owner of local businesses in the communities served by St. Landry Homestead Federal Savings Bank. Director of St. Landry Homestead since 2014.

Craig C. LeBouef, MBA, CPA, CFP	Director. Partner of Going, Sebastien, Fisher & LeBouef, LLP and Owner of Craig C. LeBouef CPA, LLC Opelousas, Louisiana, since September 1994 and December 2008, respectively. Age 63.

Mr. LeBouef brings to the board a broad knowledge in accounting and financial management and expertise in investment management and personal financial planning. Mr. LeBouef serves on the Board of Directors and was past President of the St. Landry-Evangeline United Way. He is a member of the American Institute of CPAs and the Society of Louisiana CPAs. He is a current member and past President of the Rotary Club of Opelousas. Director of St. Landry Homestead since 2017.

Joseph B. Zanco, CPA, CIA

Director, President and Chief Executive Officer of St. Landry Homestead Federal Savings Bank since August 2020. Prior thereto, Executive Vice President and Chief Financial Officer of Home Bancorp, Inc. and Home Bank, National Association, Lafayette, Louisiana from April 2008 until August 2020. Mr. Zanco served as Controller and Principal Accounting Officer of IBERIABANK from February 2005 to April 2008. Age 51.

Mr. Zanco brings public company experience to the board as a former Chief Financial Officer of a publicly traded company headquartered in Lafayette, Louisiana. Mr. Zanco serves on the Board of Trustees of Ochsner Lafayette General, the Board of Directors of the Louisiana Association of Business and Industry and is the Past Chairman of the Board of Directors of One Acadiana (the Greater Lafayette Chamber of Commerce). Director of St. Landry Homestead since January 2021.

Executive Officers Who Are Not Also Directors

Set forth below is information with respect to the principal occupations during the last five years for the four executive officers of Catalyst Bancorp and/or our subsidiary, St. Landry Homestead Federal Savings Bank, who do not also serve as directors of Catalyst Bancorp. Ages are reflected as of March 28, 2022.

Jacques L. J. Bourque, CPA, MBA, age 29, has served as Chief Financial Officer of St. Landry Homestead Federal Savings Bank and Catalyst Bancorp since February 2022. Mr. Bourque joined the company as Treasurer in October 2021. Previously, Senior Accountant for Home Bank, N.A., Lafayette, Louisiana, from October 2018 to October 2021. Prior thereto, Staff Auditor for Postlethwaite &

Netterville from June 2018 to October 2018, and Internal Auditor for Home Bank, N.A. from January 2017 to May 2018.

Jutta A. Codori, age 59, has served as Senior Vice President and Senior Administrative Officer of St. Landry Homestead Federal Savings Bank since February 2022. Previously, Senior Vice President of Deposit Operations and Chief Financial Officer of St. Landry Homestead Federal Savings Bank from October 2006 to February 2022. Prior thereto, Assistant Vice President of Teche Federal Savings Bank, a subsidiary of Teche Holding Co. and Assistant Vice President and Chief Financial Officer of First Federal Savings and Loan, a subsidiary of St. Landry Financial Co. from 1997 to 2004.

Simone S. Perry, age 49 has served as Senior Vice President and Chief Credit Officer of St. Landry Homestead Federal Savings Bank since April 2021. Previously, Senior Vice President and Commercial Underwriting Manager for Iberiabank, Lafayette, Louisiana, from October 2009 through March 2021. Prior thereto, Business Lender, Commercial Underwriter and Portfolio Manager for Whitney Bank in Lafayette and Baton Rouge, Louisiana from October 1999 through October 2009.

Amanda Quebedeaux, age 48, has served as Senior Vice President and Director of Operations of St. Landry Homestead Federal Savings Bank since February 2022. Previously, Vice President and Director of Operations of St. Landry Homestead Federal Savings Bank since June 2021. Prior thereto, Vice President, Client Solutions System Administrator Manager, Hancock Whitney Bank and Senior Vice President, Director of Loan Operations, MidSouth Bank, a subsidiary of MidSouth Bancorp from 2004 to October 2018.

Committees and Meetings of the Board of Directors

The Board of Directors of Catalyst Bancorp has established a Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2021, the Board of Directors of Catalyst Bancorp held eight meetings. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period. The Board of Directors has determined that a majority of its members are independent directors as “independent director” is defined in the Nasdaq listing standards. Our independent directors are Messrs. Kidder, Bellard, Kleiser, Lafleur, LeBouef and Scruggins.

Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee’s charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors our adherence in accounting and financial reporting to generally accepted accounting principles. The Board of Directors has identified Mr. LeBouef as a member of the Audit Committee who meets the Securities and Exchange Commission’s definition of audit committee financial expert. The Board of Directors believes that all of the Audit Committee members have sufficient expertise to fulfill their fiduciary duties.

The Audit Committee meets on an as needed basis and met five times in 2021. The Board of Directors and the Audit Committee adopted an Audit Committee Charter which is available on our website at www.stlandryhomestead.com under the “Investor Relations” heading.

Compensation Committee. The Compensation Committee reviews the compensation of our executive officers and did not meet in 2021. No member of the Compensation Committee is a current or former officer or employee of Catalyst Bancorp or St. Landry Homestead Federal Savings Bank. The Compensation Committee has adopted a written charter which is available on our website at www.stlandryhomestead.com under the “Investor Relations” heading.

Nominating and Corporate Governance Committee. Nominations for director of Catalyst Bancorp are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval. The Nominating and Corporate Governance Committee did not meet during 2021. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.stlandryhomestead.com under the “Investor Relations” heading.

Committee Membership. The following table sets forth the membership of the committees as of the date of this proxy statement.

Director	Audit	Compensation	Nominating and Corporate Governance
Todd A. Kidder	*	*	**
Kirk E. Kleiser		*
Ted D. Bellard	*
Frederick R. Lafleur			*
Craig C. LeBouef	**		*
Matthew L. Scruggins	*	**

________________

*         Member

**         Chair

Board Leadership Structure

Our Board of Directors is led by a Chairman selected by the Board from time to time. Presently, Mr. Kidder serves as Chairman of the Board. Other than Mr. Zanco, our President and Chief Executive Officer, all of our other directors are independent.

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President enhances Board independence and oversight. Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of Catalyst Bancorp and St. Landry Homestead Federal Savings Bank, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management. Mr. Kidder is an independent director under the rules of the Nasdaq Stock Market.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, cybersecurity risk and reputational risk. Management is responsible for the day-to-day management of the risks Catalyst Bancorp and St. Landry Homestead Federal Savings Bank face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board of Directors regularly discusses with management our major risk exposures, their potential impact on our business and steps taken to address them.

Members of senior management regularly attend meetings of the Board of Directors and address any questions or concerns raised by the Board on risk management or other matters. The Board’s risk oversight function is carried out through, among other factors, its review and approval of various policies and procedures, such as St. Landry Homestead Federal Savings Bank’s lending and investment policies, ratification or approval of investments and loans exceeding certain thresholds, and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets. In addition, members of management keep the Board informed of the state of our cybersecurity posture and any developments or incidents related to our cybersecurity exposure.

Directors’ Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so. This will be our first annual meeting of shareholders held in May 2022.

Director Nominations

The Nominating and Corporate Governance Committee’s charter sets forth certain criteria the committee may consider when recommending individuals for nomination to the Board including:

●	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;
o	relevant technical skills;
o	industry knowledge and experience;
o	financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the U.S. Securities and Exchange Commission); and
o	local or community ties, and

●	minimum individual qualifications, including:

o	strength of character;
o	mature judgment;
o	familiarity with our business and industry;
o	independence of thought; and
o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board of Directors should notify our Corporate Secretary in writing providing whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

Director Compensation

Director Compensation Table. The following table sets forth total compensation paid to each director who served as a director of Catalyst Bancorp during 2021, other than Mr. Zanco whose compensation is set forth below under “Executive Compensation.”

Name	Board/Committee Fees Earned or Paid in Cash	All Other Compensation (1)	Total
Todd A. Kidder	$39,000	$12,275	$51,275
Ted D. Bellard	39,000	10,690	49,690
Kirk E. Kleiser	31,200	10,000	41,200
Frederick R. Lafleur	31,200	10,788	41,988
Craig C. LeBouef	34,800	10,788	45,588
Matthew L. Scruggins	36,000	12,751	48,751

_____________________

(1)  Includes annual bonuses of $10,000, premiums paid for supplemental health insurance benefits for all directors other than Mr. Kleiser and premiums paid for long term care coverage for Messrs. Kidder and Scruggins (the Bank pays premiums for supplemental long term healthcare insurance for non-employee directors whose service commenced prior to 2015).

Narrative to Director Compensation Table. Each director of St. Landry Homestead Federal Savings Bank currently receives $2,000 monthly, regardless of meeting attendance, and $600 and $400 per month for loan and audit committee membership, respectively. Directors received a discretionary annual bonus of $10,000 in February 2022 for the 2021 fiscal year. The Chairman and Secretary receive an additional $250 per month. Each of the current directors of Catalyst Bancorp also serves as a director of St. Landry Homestead Federal Savings Bank. No additional director fees are being paid to directors for their service on the Catalyst Bancorp Board of Directors.

Transactions With Related Persons

St. Landry Homestead Federal Savings Bank offers extensions of credit to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and other purposes. These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to St. Landry Homestead Federal Savings Bank, and none of such loans involve more than the normal risk of collectability or present other unfavorable features.

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as St. Landry Homestead Federal Savings Bank, to its executive officers, directors and, to the extent otherwise permitted, principal shareholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal shareholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by St. Landry Homestead Federal Savings Bank to its President and Chief Executive Officer and our two other executive officers whose compensation exceeded $100,000 for the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation (1)	Total
Joseph B. Zanco President and Chief Executive Officer (since August 17, 2020)	2021 2020	$267,538 90,000	$100,000 54,500	$83,206 44,661	$450,744 189,161
Jutta A. Codori Senior Administrative Officer (Chief Financial Officer through January 2022)	2021 2020	108,334 108,334	17,500 5,000	17,371 13,559	143,205 126,893
Simone S. Perry Chief Credit Officer (since April 5, 2021)	2021 2020	113,846 --	40,000 --	-- --	153,846 --

______________________

(1)   All other compensation does not include amounts attributable to other miscellaneous benefits. The costs to St. Landry Homestead Federal Savings Bank of providing such benefits during fiscal 2021 did not exceed $10,000 for any individual officer. Includes for Mr. Zanco, an annual vehicle allowance of $18,000, life insurance premiums of $25,600 and reimbursement of taxes of $17,107 under his Restricted Executive Benefit Agreement. Includes the fair market value, based on a closing price of $13.67 on December 31, 2021, of the shares of Catalyst Bancorp common stock allocated to the employee stock ownership plan accounts of Mr. Zanco and Ms. Codori, and life insurance premiums, AD&D and matching contributions under St. Landry Homestead Federal Savings Bank’s 401(k) retirement plan.

Narrative to Summary Compensation Table. The board of directors approved Mr. Zanco’s base salary of $260,000 in 2020, which increased to $300,000 after completion of the conversion in October 2021. The dollar amount of total salary was based on the board’s perception of the local market for chief executive officer compensation and was intended to ensure that St. Landry Homestead Federal Savings Bank remained competitive in attracting and retaining a qualified chief executive officer. St. Landry Homestead Federal Savings Bank does not maintain a written bonus plan, although we have historically paid bonuses to our employees. Mr. Zanco received a $100,000 bonus in 2021 upon completion of the conversion pursuant to the terms of his employment agreement. Mr. Zanco’s Restricted Executive Retirement Agreement provides that St. Landry Homestead pays the annual premium of $25,600 plus reimbursement of the related tax obligation on a $750,000 (face amount) life insurance policy owned by Mr. Zanco. Mr. Zanco will become vested in the cash value of the policy over 10 years commencing on December 31, 2024. Mr. Zanco is also provided with a monthly vehicle allowance of $1,500 and health insurance premium for Mr. Zanco and his eligible family members.

Employment Agreement

St. Landry Homestead Federal Savings Bank has entered into an employment agreement with Mr. Zanco. Pursuant to the agreement, Mr. Zanco serves as President and Chief Executive Officer for a term of three years ending August 17, 2023. Prior to the expiration of the term of the agreement, the board of directors will review the agreement to determine whether to extend the term of the employment agreement for three additional years or such other time period mutually agreed upon. The employment agreement provides for an initial base salary of $260,000, which increased to $300,000 after completion of the conversion in October 2021. Mr. Zanco’s base salary may be increased at the discretion of the Board of Directors of St. Landry Homestead Federal Savings Bank.

The employment agreement provided that St. Landry Homestead Federal Savings Bank will offer Mr. Zanco the maximum allocation allowed for stock options and restricted stock awards under any established stock-based benefit plan (currently 25% of the stock compensation pools). In addition to life insurance benefits applicable for all employees, Mr. Zanco receives additional life insurance of $500,000 payable to his spouse or other beneficiary upon his death. The employment agreement provides that Mr. Zanco will receive a supplemental benefit of $750,000 vesting over 15 years.

The employment agreement is terminable with or without cause by St. Landry Homestead Federal Savings Bank. Mr. Zanco has no right to compensation or other benefits pursuant to the employment agreement for any period after termination for cause, as defined in the agreement. The employment agreement provides that in the event of an involuntary termination of employment (including a voluntary termination by Mr. Zanco as a result of a material breach of the agreement by St. Landry Homestead Federal Savings Bank or for “good reason”, including a change in the executive’s position, salary or duties without his consent), Mr. Zanco would be entitled to (1) a lump sum cash severance payment which is equal to twelve months of his base salary as of the date of termination, subject to Mr. Zanco executing a release of any claims against St. Landry Homestead or its affiliates and (2) continued health insurance coverage until the earlier of twelve months or the date he receives substantially similar benefits from another employer.

The employment agreement provides that if Mr. Zanco’s employment terminates without cause or with good reason on the effective date of a change in control, as defined in the agreement, or within 30 calendar days after a change in control, then Mr. Zanco would be entitled to (1) a lump sum cash severance payment equal to 36 months of the greater of his base salary at the time of the change in control or the date of his termination and (2) continued health insurance coverage until the earlier of 36 months or the date he receives substantially similar benefits from another employer. If the agreement terminates as a result of Mr. Zanco’s death, his estate or beneficiary will be paid his base salary for twelve weeks and continued health coverage for his family over the same period.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and permits matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

401(k) Plan. St. Landry Homestead Federal Savings Bank sponsors the St. Landry Homestead Federal Savings Bank 401(k) Plan, which is a qualified, tax-exempt defined contribution plan with a salary deferral feature under Section 401(k) of the Internal Revenue Code. An employee of St. Landry Homestead Federal Savings Bank is eligible to become a participant in the plan after completing one month of employment in which the employee completed at least 83.3 hours of service. Eligible employees are entitled to enter the 401(k) plan on a monthly basis.

Under the 401(k) plan, during 2021 participants were permitted to make salary deferral contributions (in whole percentages or specific dollar amounts) in any amount up to 100% of their plan salary up to the maximum percentage of compensation allowed by law ($19,500 for 2021). Participants who are age 50 or older are permitted to make “catch up” contributions to the plan up to $6,500 (for 2021, as indexed annually). During 2021, St. Landry Homestead Federal Savings Bank contributed a matching contribution amount equal to 50% of the participant’s elective deferral. St. Landry Homestead Federal Savings Bank may also make a discretionary, fully-vested profit sharing contribution to the Plan.

Upon termination of employment, including following retirement or disability, a participant may withdraw his or her vested account balance or defer commencement of the receipt of benefits until April 1 of the calendar year following the later of (i) the calendar year in which the participant reaches age 72, or (ii) the calendar year in which he or she retires. Normal retirement age under the 401(k) plan is age 65. A participant may elect a single lump sum payment or annual installments over a period not in excess of the participant’s remaining life expectancy. If a participant dies prior to receipt of the entire value of his or her 401(k) plan account, the beneficiary can elect from among the benefit payment forms available under the 401(k) plan, including a lump sum distribution, installment payments and life expectancy distributions.

Employee Stock Ownership Plan. Catalyst Bancorp has established an employee stock ownership plan for our employees who have been credited with at least 1,000 hours of service during a 12-month period. As part of the conversion offering completed in October 2021, the employee stock ownership plan purchased 8.0% of the common stock issued in the conversion, or 423,200 shares, from Catalyst Bancorp utilizing a loan equal to 100% of the aggregate purchase price of the common stock acquired by our employee stock ownership plan. The loan to the employee stock ownership plan, which has a term of 20 years, is being repaid principally from St. Landry Homestead Federal Savings Bank’s contributions to the employee stock ownership plan, and the collateral for the loan is the common stock purchased by the employee stock ownership plan. We may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual shareholders, upon the original issuance of additional shares by Catalyst Bancorp or upon the sale of treasury shares by Catalyst Bancorp.

Shares purchased by our employee stock ownership plan with the loan proceeds are held in a suspense account and released for allocation to participants on a pro rata basis as debt service payments are made. Shares released from the employee stock ownership plan are allocated to each eligible participant’s employee stock ownership plan account based on the ratio of each such participant’s compensation, consisting of salary and bonus, to the total of such compensation of all eligible employee stock ownership plan participants. Forfeitures may be used for several purposes such as the payment of expenses or be reallocated among remaining participating employees. Account balances of participants in the employee stock ownership plan will be 100% vested after five years of service. Credit is given for years of service with St. Landry Homestead Federal Savings Bank prior to adoption of the employee stock ownership plan. In the case of a “change in control,” as defined in the employee stock ownership plan, however, participants will become immediately fully vested in their account balances. Participants will also become fully vested in their account balances upon death, disability or retirement. Benefits may be payable upon retirement or separation from service.

PROPOSAL TO ADOPT THE 2022 STOCK OPTION PLAN (Proposal Two)

General

On March 23, 2022, the Board of Directors adopted the 2022 Stock Option Plan, which is designed to attract and retain qualified officers, employees and non-employee directors, provide officers, employees and non-employee directors with a proprietary interest in Catalyst Bancorp as an incentive to contribute to our success and reward officers, employees and non-employee directors for outstanding performance. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-incentive or compensatory stock options. Options may be granted to our officers, employees and directors except that non-employee directors will be eligible to receive only awards of non-qualified options. The Board of Directors believes that adoption of the Stock Option Plan is in the best interest of Catalyst Bancorp and our shareholders. If shareholder approval is obtained, options to acquire shares of common stock will be awarded to officers, employees and non-employee directors of Catalyst Bancorp and the Bank with an exercise price no less than the fair market value of the common stock on the date of grant.

Description of the Stock Option Plan

The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

Administration. The Stock Option Plan will be administered and interpreted by the Compensation Committee of the Company’s Board of Directors that is currently comprised of Messrs. Kidder, Kleiser and Scruggins.

Number of Shares Covered by the Stock Option Plan. A total of 529,000 shares of common stock have been reserved for future issuance pursuant to the Stock Option Plan, which is equal to 10.0% of the shares sold in the conversion offering. The Stock Option Plan provides that grants to each officer or employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively. Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Stock Option Plan. In the event of a stock split, reverse stock split or stock dividend, the number of shares of common stock available under the Stock Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding.

Stock Options. Under the Stock Option Plan, the Board of Directors or the committee appointed by the Board will determine which employees, including officers, and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option and the exercise price of each option.

Option Exercise Price. Under the Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must be no less than the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to any individuals who beneficially own more than 10% of the issued and outstanding shares of Catalyst Bancorp’s common stock).

Vesting. Options will generally become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant. The right to exercise will be cumulative. However, no vesting may occur on or after a participant's employment or service with Catalyst Bancorp and all of our subsidiaries is terminated. All options granted to participants will become vested and exercisable in full on the effective date of a change in control.

Duration of Options. Each stock option or portion thereof will be exercisable at any time on or after it vests and remain exercisable until the earlier of either: (i) ten years after its date of grant or (ii) six (6) months after the date on which the optionee's employment or service terminates, unless the committee or the Board of Directors determines at the date of grant to extend such period of exercise for a period of up to three (3) years from such termination. Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Catalyst Bancorp and our subsidiary companies as a result of disability or retirement without having fully exercised his options, the optionee will have one year following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Catalyst Bancorp following a change in control of Catalyst Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the earlier of (i) the remainder of the original ten-year term of the option or (ii) eighteen (18) months after the date on which employment or service terminates. However, failure to exercise incentive stock options within 90 days after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death. In no event may any option be exercisable more than ten years from the date it was granted. If any incentive stock options are granted to an individual who beneficially owns more than 10% of our outstanding common stock, the duration of such option cannot be more than five years from the date of grant, rather than ten years.

Transferability. Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, may be exercisable only by the optionee or his guardian or legal representative. However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee's spouse, children, stepchildren, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Forfeiture Provisions. The Stock Option Plan requires forfeiture of any stock options granted to optionees who are subject to automatic clawback under Section 304 of the Sarbanes-Oxley Act of 2002 if Catalyst Bancorp is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws as a result of misconduct. In addition, the committee may in its discretion specify in any stock option agreement that any optionee reimburse Catalyst Bancorp for any benefit or gain realized from any option in the event an accounting restatement reduces the value of the option had the results been properly reported.

Paying for Shares. Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Catalyst Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option, by withholding some of the shares of common stock which were purchased upon exercise of an option or any combination of the foregoing.

Term of the Stock Option Plan. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from May 17, 2022, assuming approval of the Stock Option Plan by our shareholders on that date. Termination of the Stock Option Plan shall not affect any previously granted and outstanding options.

Federal Income Tax Consequences. Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Catalyst Bancorp at any time as a result of such grant or exercise. An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option. With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Catalyst Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to its chief executive officer, its chief financial officer and the three other most highly compensated executive officers in any calendar year (“covered executives”), with covered executives reaming subject to Section 162(m) for all subsequent years.

The Board of Directors believes that the likelihood of any impact on Catalyst Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code in the foreseeable future is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment. Catalyst Bancorp will recognize the cost of services received in share-based payment transactions, including the Stock Option Plan, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an optionee is required to provide service in exchange for the award.

Shareholder Approval. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by shareholders. Shareholder approval of the Stock Option Plan will also satisfy the federal tax requirements.

Options to be Granted. The Board of Directors of Catalyst Bancorp adopted the Stock Option Plan, and the committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Catalyst Bancorp and the Bank. As of the date hereof, no specific determination has been made as to allocation of grants.

The Board of Directors recommends that you vote FOR adoption of the 2022 Stock Option Plan.

PROPOSAL TO ADOPT THE 2022 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT (Proposal Three)

General

On March 23, 2022, the Board of Directors adopted the 2022 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable Catalyst Bancorp to provide officers, employees and non-employee directors of Catalyst Bancorp and the Bank with a proprietary interest in Catalyst Bancorp and as an incentive to contribute to our success. Officers, employees and non-employee directors of Catalyst Bancorp and the Bank who are selected by the Board of Directors of Catalyst Bancorp or members of a committee appointed by the board will be eligible to receive benefits under the Recognition and Retention Plan. If shareholder approval is obtained, shares will be granted to officers, employees and non-employee directors as determined by the committee or the Board of Directors.

Description of the Recognition and Retention Plan

The following description of the Recognition and Retention Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition and Retention Plan, a copy of which is attached hereto as Appendix B.

Administration. The Compensation Committee of the Board of Directors of Catalyst Bancorp, currently consisting of Messrs. Kidder, Kleiser and Scruggins, will administer the Recognition and Retention Plan and will be the initial trustees of the Trust established pursuant to the Recognition and Retention Plan.

Number of Shares Covered by the Recognition and Retention Plan. Upon shareholder approval of the Recognition and Retention Plan, Catalyst Bancorp will contribute sufficient funds to the Recognition and Retention Plan Trust so that the Trust can purchase 211,600 shares of common stock, or 4.0% of the shares sold in the conversion offering. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although Catalyst Bancorp reserves the right to issue previously unissued shares or treasury shares to the Recognition and Retention Plan. The issuance of new shares by Catalyst Bancorp would be dilutive to the voting rights of existing shareholders and to Catalyst Bancorp’s book value per share and earnings per share.

Grants. Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock generally payable at a rate no more rapid than 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all shareholder rights with respect to shares which have been earned and distributed under the Recognition and Retention Plan. However, until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients of such plan share awards and such dividends or returns of capital will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the plan share awards are earned.

If a recipient terminates employment or service with Catalyst Bancorp for any reason, other than upon a change in control, the recipient will forfeit all rights to the allocated shares under restriction. In the event of a change in control of Catalyst Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

Forfeiture Provisions. The Recognition and Retention Plan requires forfeiture of awards to recipients who are subject to automatic clawback under Section 304 of the Sarbanes-Oxley Act of 2002 if Catalyst Bancorp is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws as a result of misconduct. In addition, the committee may in its discretion specify in any award agreement that any recipient reimburse Catalysts Bancorp for any benefit or gain realized from any award in the event an accounting restatement reduces the value of the award had the results been properly reported.

Performance Awards. A grant of a performance award is a grant of a right to receive shares of common stock which is contingent upon the achievement of performance or other objectives during a specified period. The committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a performance award and will determine the conditions that must be satisfied for a performance award to vest. These conditions may include specific performance objectives, continued service or employment for a specific period of time or a combination of conditions. The Recognition and Retention Plan sets forth some of the business criteria that can be used as a condition of earning a performance award.

Federal Income Tax Consequences. Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition and Retention Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest. A recipient of a Recognition and Retention Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when such awards are first granted to him or her, notwithstanding the vesting schedule of such awards. Catalyst Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition and Retention Plan awards in the year in which such amounts are included in income.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to its covered executives. However, the Board of Directors believes that the likelihood of any impact on Catalyst Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code in the foreseeable future is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment. Catalyst Bancorp will recognize compensation expense as shares of common stock granted pursuant to the Recognition and Retention Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based. With respect to performance awards, the fair market value on the date of vesting will be recognized as compensation expense. The vesting of plan share awards will have the effect of increasing Catalyst Bancorp’s compensation expense and will be a factor in determining Catalyst Bancorp’s earnings per share on a fully diluted basis.

Shareholder Approval. No awards will be granted under the Recognition and Retention Plan unless the Recognition and Retention Plan is approved by our shareholders.

Shares to be Granted. The Board of Directors of Catalyst Bancorp adopted the Recognition and Retention Plan, and the Compensation Committee intends to grant shares to executive officers, employees and non-employee directors of Catalyst Bancorp and the Bank. The Recognition and Retention Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition and Retention Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition and Retention Plan. Although, the committee expects to act promptly after receipt of shareholder approval to issue awards under the Recognition and Retention Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

The Board of Directors recommends that you vote FOR adoption of the

2022 Recognition and Retention Plan and Trust Agreement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Four)

Our Audit Committee has appointed Castaing, Hussey & Lolan, LLC independent registered public accounting firm, to perform the audit of Catalyst Bancorp’s financial statements for the year ending December 31, 2022, and further directed that their selection be submitted for ratification by the shareholders at the annual meeting.

We have been advised by Castaing, Hussey & Lolan that neither that firm nor any of its associates has any relationship with Catalyst Bancorp or St. Landry Homestead Federal Savings Bank other than the usual relationship that exists between independent registered public accounting firms and their clients. Castaing, Hussey & Lolan will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint Castaing, Hussey & Lolan as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by Castaing, Hussey & Lolan is compatible with maintaining their independence. Each new engagement of Castaing, Hussey & Lolan was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Catalyst Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee separately approves other individual engagements as necessary. The chair of the Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee and presents all such previously-approved engagements to the full Audit Committee.

Audit Fees

The following table sets forth the aggregate fees billed by Castaing, Hussey & Lolan for professional services in connection with the audit of our financial statements for the years ended December 31, 2021 and 2020 and fees paid by us to Castaing, Hussey & Lolan for audit-related services rendered by Castaing, Hussey & Lolan during fiscal 2021 and 2020.

	Year Ended December 31,
	2021	2020
Audit Fees(1)	$84,500	$48,500
Audit-related fees(2)	119,795	22,500
Tax fees	--	--
All other fees(3)	7,905	--
Total	$212,200	$71,000

___________________

(1)   Audit fees consist of fees for professional services rendered for the audit of our financial statements, review of financial statements included in Catalyst Bancorp’s quarterly reports, and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)   Audit-related fees for 2021 consist of fees incurred in connection with the review of registration statements in connection with the mutual to stock conversion of St. Landry Homestead Federal Savings Bank completed in 2021 and for 2021 and 2020, fees related to the re-audit of the 2019 financial statements.

(3)   All other fees for 2021 consist of other permissible services by an independent registered public accounting firm, including review of management’s accounting for certain items during the year.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Castaing, Hussey & Lolan as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Catalyst Bancorp’s audited consolidated financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed in PCAOB Auditing Standard No. 16, (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Catalyst Bancorp’s Annual Report on Form 10-K for fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Craig C. LeBouef, Chair
Todd A. Kidder
Ted D. Bellard
Matthew L. Scruggins

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Proposal Five)

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the proxy rules of the Securities and Exchange Commission were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the Securities and Exchange Commission require compensation disclosure must also include a separate resolution subject to shareholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement.

The executive officers named in the summary compensation table and deemed to be “named executive officers” are Mr. Zanco, Ms. Codori and Ms. Perry. Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in this proxy statement.”

The shareholder vote on this proposal is not binding on Catalyst Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors. However, the Board of Directors of Catalyst Bancorp will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that you vote FOR the non-binding resolution to approve the compensation of our named executive officers.

ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Proposal Six)

Section 951 of the Dodd-Frank Act also amended the proxy rules of the Securities and Exchange Commission to require that not less frequently than once every six years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the Securities and Exchange Commission require compensation disclosure must also include a separate proposal subject to shareholder vote to determine whether the shareholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

Accordingly, we are seeking a shareholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

The Board of Directors asks that you support a frequency of every three years for future non-binding resolutions on compensation of our named executive officers. Setting an advisory vote every three years will be the most effective timeframe for Catalyst Bancorp to respond to shareholder feedback and provide us with sufficient time to engage with shareholders to understand and respond to the vote results.

The advisory vote on this proposal is not binding on Catalyst Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors. However, the Board of Directors of Catalyst Bancorp will review the results on the advisory vote and take them into consideration when making future decisions regarding the frequency of submitting to shareholders the non-binding resolution to approve the compensation of our named executive officers.

The Board of Directors recommends an advisory vote for a frequency of

THREE (3) YEARS for future non-binding resolutions to approve the compensation of our named executive officers.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables below set forth, as of March 28, 2022 the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors, (c) certain executive officers of Catalyst Bancorp and/or St. Landry Homestead Federal Savings Bank, and (d) all directors and executive officers as a group.

Common Stock Beneficially Owned as of March 28, 2022(1)
Name of Beneficial Owner	Amount	Percentage

5% Owners:
Catalyst Bancorp, Inc. Employee Stock Ownership Plan Trust 235 North Court Street Opelousas, Louisiana 70570	423,200(2)	8.0%

Directors:
Ted D. Bellard.	25,000(3)	*
Todd A. Kidder	20,000(4)	*
Kirk E. Kleiser.	23,500(5)	*
Frederick R. Lafleur	25,000(6)	*
Craig C. LeBouef	25,000(7)	*
Matthew L. Scruggins	25,000(8)	*
Joseph B. Zanco	25,692(9)	*

Other Named Executive Officers:
Jutta Codori	15,282(10)	*
Simone S. Perry	5,000(11)	*

All directors and executive officers as a group 11 persons)	189,988(12)	3.6%

__________________

* Less than 1.0%

(1)         Based upon filings made with the Securities and Exchange Commission and information furnished by the respective individuals. Pursuant to regulations under the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. A person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options.

(Footnotes continued on following page)

__________________

(2)          Ms. Jutta A. Codori acts as trustee of the Catalyst Bancorp, Inc. Employee Stock Ownership Plan Trust. As of March 28, 2022, 5,290 shares held in the plan trust were allocated to individual accounts established for participating employees and 417,910 shares were held, unallocated, for allocation in future years. In general, the allocated shares held in the plan trust as of March 28, 2022, will be voted by the plan trustees in accordance with the instructions of the participants. Any unallocated shares are generally required to be voted by the plan trustees for or against proposals to shareholders in the same proportion as the shares of Company Stock which have been allocated to the accounts of individual participants and their beneficiaries are actually voted thereby, subject to each case to the fiduciary duties of the plan trustees and applicable law. The amount of our common stock beneficially owned by officers who serve as plan trustees and by all directors and executive officers as a group does not include the shares held by the plan trust other than shares specifically allocated to the individual officer’s account.

(3)          Includes 10,000 shares held by Mr. Bellard’s spouse.

(4)          Includes 10,000 shares held by Mr. Kidder’s spouse.

(5)          Includes 5,000 shares held by the K. Kleiser LLC of which Mr. Kleiser is the sole member, 1,000 shares held by the K & G on the GEAUX LLC of which Mr. Kleiser is a senior managing member and 90% owner and 2,500 shares held by Kleiser Enterprises, Inc. of which Mr. Kleiser is a senior managing member and 90% owner.

(6)          Includes 15,000 shares held by Mr. Lafleur’s spouse.

(7)          Includes 10,000 shares held by the Craig C. LeBeouf CPA LLC of which Mr. LeBouef is the sole managing member.

(8)          Includes 10,000 shares held by Mr. Scruggins’s spouse.

(9)          Includes 15,000 shares held by Mr. Zanco’s spouse, 69.8538 shares held in Mr. Zanco’s account in the 401(k) Plan and 622.1109 shares allocated to Mr. Zanco’s account in the employee stock ownership plan.

(10)        Includes 15,000 share held jointly with Ms. Codori’s spouse, 27.9281 shares held in Ms. Codori’s account in the 401(k) Plan and 253.8521 shares allocated to Ms. Codori’s account in the employee stock ownership plan.

(11)        Includes 5,000 shares held jointly with Ms. Perry’s spouse.

(12)        Includes an aggregate of 111.9894 shares of common stock held in the 401(k) Plan and 875.9630 shares of common stock which are held by the employee stock ownership plan on behalf of our executive officers as a group.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of Catalyst Bancorp, Inc.’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, 2021, all of our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a).

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Catalyst Bancorp relating to the next annual meeting of shareholders, which is expected to be held in May 2023, must be received at our principal executive offices located at 235 North Court Street, Opelousas, Louisiana 70570, Attention: Ted D. Bellard, Corporate Secretary, no later than December 12, 2022. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.10 of our Bylaws, which provides that the shareholder must give timely notice thereof in writing to the Corporate Secretary. To be timely with respect to the annual meeting of shareholders expected to be held in May 2023, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than December 12, 2022. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by Article 9.D. of our Articles of Incorporation.

Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For our annual meeting in 2023, this notice must be received by December 12, 2022. Each written notice of a shareholder nomination is required to set forth certain information specified in Article 6.F. of our Articles of Incorporation. We did not receive any shareholder nominations with respect to this annual meeting.

Other Shareholder Communications. Our Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Catalyst Bancorp, Inc., c/o Ted D. Bellard, Corporate Secretary, 235 North Court Street, Opelousas, Louisiana 70570.

ANNUAL REPORTS

A copy of our Annual Report to Shareholders for the year ended December 31, 2021 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of our Annual Report on Form 10-K (without exhibits) for fiscal 2021 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits. Such written requests should be directed to Ted D. Bellard, Corporate Secretary, Catalyst Bancorp, 235 North Court Street, Opelousas, Louisiana 70570. The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Catalyst Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

Appendix A

CATALYST BANCORP, INC.

2022 STOCK OPTION PLAN

ARTICLE I

ESTABLISHMENT OF THE PLAN

Catalyst Bancorp, Inc. (the “Corporation”) hereby establishes this 2022 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of this Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III

DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01          “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or any successors thereto.

3.02          “Bank” means St. Landry Homestead Federal Savings Bank, the wholly owned subsidiary of the Corporation.

3.03          “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Optionee’s surviving spouse, if any, or if none, his or her estate.

3.04          “Board” means the Board of Directors of the Corporation.

3.05         “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder. In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06          “Code” means the Internal Revenue Code of 1986, as amended.

3.07          “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08          “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09      “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10          “Disability” means in the case of any Optionee that the Optionee: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11          “Effective Date” means the date upon which the Corporation’s shareholders approve this Plan pursuant to Article XIV hereof.

3.12          “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13          “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15          “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.16         “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Option is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A of the Code and the regulations issued thereunder.

3.17       “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.18        “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.19          “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.20          “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.21          “Option” means a right granted under this Plan to purchase Common Stock.

3.22          “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.23          “OCC” means the Office of the Comptroller of the Currency.

3.24          “Retirement” means:

  (a)        A termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the Corporation’s Employee Stock Ownership Plan (“ESOP”) or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under the ESOP, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

  (b)    With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including retirement from service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Corporation.

3.25          “Stock Option Agreement” means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

3.26        “Subsidiary Company” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01          Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations, include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

4.02       Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer and interpret the Plan. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an “independent director” as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03          Revocation for Misconduct; Forfeiture Events.

(a)         The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Charter and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

(b)         If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation with any financial reporting requirement under the federal securities laws as a result of misconduct, then any Optionee who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Corporation for any equity-based compensation received by such Optionee from the Corporation during the twelve month period following the first public issuance or filing with the U.S. Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee may specify in any Stock Option Agreement that any Optionee reimburse the Corporation for any benefit or gain realized from any Option granted hereunder in the event the accounting restatement reduces the value of the Option had the results been properly reported.

4.04       Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05        Compliance with Law and Regulations. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06       Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07          No Deferral of Compensation Under Section 409A of the Code. All Options granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code. No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

ARTICLE V

ELIGIBILITY

Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI

COMMON STOCK COVERED BY THE PLAN

6.01         Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 529,000. None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Article IX.

6.02         Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII

DETERMINATION OF

OPTIONS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to such executive officer.

ARTICLE VIII

OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01      Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option.

8.02          Option Exercise Price.

(a)         Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

(b)         Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

(c)         Prohibition Against Option Repricing. Except for capital adjustments pursuant to Article IX, neither the Committee nor the Board shall make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of an Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Option’s in-the-money value) or replacement grants, or other means.

8.03          Vesting and Exercise of Options.

(a)         General Rules. Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee, and the right to exercise shall be cumulative. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee’s employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the Corporation and all Subsidiary Companies is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

(b)         Accelerated Vesting. Notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

8.04          Duration of Options.

(a)         General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding three (3) years. In no event shall an Option be exercisable more than ten (10) years after its date of grant. In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of the Optionee’s status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

(b)         Exception for Termination Due to Disability, Retirement, Change in Control or Death. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the one (1) year period following his termination due to Disability or Retirement, to exercise his vested Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Corporation and all Subsidiary Companies as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the one (1) year period following his termination due to Disability or Retirement, to exercise his vested Options.

Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the period ending on the earlier of (i) the last day of the original ten (10) year term (five (5) year term for options subject to Section 8.09(b)) or (ii) the day which is eighteen (18) months after the date on which employment or service terminates.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise his vested Options.

In no event, however, shall any Option be exercisable beyond the earlier of (i) ten (10) years from the date it was granted, or (ii) with respect to incentive stock options subject to Section 8.09(b), the original expiration date of the Option.

(c)         Regulatory Provision. Notwithstanding anything herein to the contrary, the provisions of this Plan and any Options granted hereunder are subject to and conditioned upon their compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and the regulations promulgated under 12 C.F.R. Part 359.

8.05         Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, “immediate family” includes but is not necessarily limited to, the Optionee’s spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06         Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07         Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

8.08         Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09        Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a)         Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

(b)         Limitation on Ten Percent Shareholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)         Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

(d)         Time Period for Grants. Incentive Stock Options must be granted within 10 years from the date the Board adopted the Plan, which date of adoption was March 23, 2022.

ARTICLE IX

ADJUSTMENTS FOR CAPITAL CHANGES

9.01       General Adjustments. The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

9.02      Adjustments for Mergers and Other Corporate Transactions. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock option and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424‑1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to a Change in Control entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE X

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to applicable federal banking regulations and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan (nor shall the Board of Directors or the Committee amend an Option granted hereunder) in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation’s capitalization).

ARTICLE XI

EMPLOYMENT RIGHTS

Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII

WITHHOLDING

12.01      Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02       Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII

EFFECTIVE DATE OF THE PLAN; TERM

13.01        Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders of the Corporation pursuant to Article XIV hereof and no later than the termination of the Plan.

13.02        Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XIV

SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the date upon which the Board adopts this Plan in order to meet the requirements of Section 422 of the Code and regulations thereunder. In addition to any other shareholder approvals that may be deemed necessary or appropriate by the Corporation, this Plan is subject to approval by a majority of the total votes eligible to be cast at a duly called meeting of the Corporation’s shareholders.

ARTICLE XV

MISCELLANEOUS

To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Louisiana.

Appendix B

CATALYST BANCORP, INC.

2022 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I

ESTABLISHMENT OF THE PLAN AND TRUST

1.01         Catalyst Bancorp, Inc. (the “Corporation”) hereby establishes the 2022 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2022 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.02         The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III

DEFINITIONS

The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01         “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or any successors thereto.

3.02         “Bank” means St. Landry Homestead Federal Savings Bank, the wholly owned subsidiary of the Corporation.

3.03         “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his or her estate.

3.04          “Board” means the Board of Directors of the Corporation.

3.05        “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder. In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06          “Code” means the Internal Revenue Code of 1986, as amended.

3.07          “Committee” means the committee appointed by the Board pursuant to Article IV hereof.

3.08          “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09      “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10          “Disability” means in the case of any Recipient that the Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11          “Effective Date” means the date upon which the Corporation’s shareholders approve this Plan.

3.12         “Employee” means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13         “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15          “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.16          “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.17          “Plan Shares” or “Shares” means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

3.18        “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof.

3.19         “Recipient” means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

3.20         “Subsidiary Company” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.21          “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01        Duties of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an “independent director” as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer and interpret this Plan. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

4.02         Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03          Revocation for Misconduct; Forfeiture Events.

(a)         Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Charter or Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

(b)         If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation with any financial reporting requirement under the federal securities laws as a result of misconduct, then any Recipient who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Corporation for any equity-based compensation received by such Recipient from the Corporation during the twelve month period following the first public issuance or filing with the U.S. Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee may specify in any Plan Share Award Agreement, as defined in Section 6.02, that any Recipient reimburse the Corporation for any benefit or gain realized from any Award granted hereunder in the event the accounting restatement reduces the value of the Award had the results been properly reported.

4.04        Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05        Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.06         Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

4.07          No Deferral of Compensation Under Section 409A of the Code. All awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Awards granted under this Plan shall be designed to satisfy the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Awards granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code. No Recipient shall be permitted to defer the recognition of income beyond the vesting date of an Award.

ARTICLE V

CONTRIBUTIONS

5.01         Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

5.02         Investment of Trust Assets; Number of Plan Shares. Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 211,600 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Section 9.01 hereof.

ARTICLE VI

ELIGIBILITY; ALLOCATIONS

6.01         Awards. Plan Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to such executive officer.

6.02         Form of Allocation. As promptly as practicable after the grant of an Award pursuant to Section 6.01, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient (the “Plan Share Award Agreement”). The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

6.03         Grants Not Required to any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, with such Awards being at the total discretion of the Board or the Committee.

6.04         Performance Awards. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible Recipients upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance Shares. An award of a performance share is a grant of a right to receive Shares that is contingent upon the achievement of performance or other objectives during a specified period.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, non-performing loans, cash flows, strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Corporation or any subsidiary, operating unit or division of the Corporation and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period, the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts that may be earned for such performance period and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period. The achievement of the performance goal or goals must be substantially uncertain at the time the Committee establishes such goal(s). Prior to the vesting or earning of any performance Shares, the Committee must certify in writing that the performance goal or goals were achieved. The maximum number of performance Shares that can be granted to any Recipient during the time this Plan remains in effect shall equal the maximum amount applicable to such Recipient under Section 5.02 of this Plan.

ARTICLE VII

EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01         Earning Plan Shares; Forfeitures.

  (a)         General Rules. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with such vesting rate to be determined by the Committee. If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for grant pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the final date of vesting.

  (b)         Exception for Change in Control. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

7.02         Distribution of Dividends. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

7.03         Distribution of Plan Shares.

  (a)         Timing of Distributions: General Rule. Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

  (b)         Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

  (c)         Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

  (d)         Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04         Voting of Plan Shares. All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion. Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

7.05          Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII

TRUST

8.01         Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

8.02         Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)         To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding or newly issued shares.

(b)         To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)         To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(d)         To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

(e)         To employ brokers, agents, custodians, consultants and accountants.

(f)         To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

(g)         To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03         Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04         Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05         Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

ARTICLE IX

MISCELLANEOUS

9.01         Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.02         Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

9.03         Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.04          Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

9.05       Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Louisiana.

9.06         Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan. The implementation of this Plan is subject to the approval of the Plan by a majority of the total votes eligible to be cast at a duly called meeting of the Corporation’s shareholders.

9.07         Term of Plan. This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.08       Tax Status of Trust. It is intended that the Trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 23rd day of March 2022.

CATALYST BANCORP, INC.	TRUSTEES:
By: /s/ Joseph B. Zanco Joseph B. Zanco President and Chief Executive Officer	By: /s/Todd A. Kidder Todd A. Kidder Trustee

By: /s/ Kirk E. Kleiser Kirk E. Kleiser Trustee

By: /s/ Matthew L. Scruggins Matthew L. Scruggins Trustee

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CATALYST BANCORP, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 16, 2022.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5, AND "THREE YEARS" FOR PROPOSAL 6.

1. Election of Directors

	FOR	WITHHOLD
(1) Todd A. Kidder	☐	☐
(2) Kirk E. Kleiser	☐	☐

	FOR	AGAINST	ABSTAIN
2. The approval of our 2022 Stock Option Plan.	☐	☐	☐
3. The approval of our 2022 Recognition and Retention Plan and Trust Agreement.	☐	☐	☐
4. The ratification of the appointment of Castaing, Hussey & Lolan, LLC as Catalyst Bancorp, Inc.'s independent registered public accounting firm.	☐	☐	☐
5. The approval of an advisory, non-binding resolution with respect to our executive compensation.	☐	☐	☐

	THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN
6. The approval of an advisory, non-binding vote with respect to the frequency of voting for our executive compensation.	☐	☐	☐	☐

CONTROL NUMBER

Signature____________________Signature, if held jointly____________________Date__________, 2022

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

1

The proxy statement and our 2021 Annual Report to Shareholders are available at https://catalystbank.investorroom.com/annual-meeting

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CATALYST BANCORP, INC.

The undersigned appoints the Board of Directors of Catalyst Bancorp, Inc., and each of them, as proxies, each with full powers of substitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Catalyst Bancorp, Inc. held of record by the undersigned at the close of business on March 28, 2022, at the Annual Meeting of Shareholders of Catalyst Bancorp, Inc. to be held on May 17, 2022, at 8:00 a.m. Central time or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE TWO NOMINEES TO THE BOARD OF DIRECTORS, "FOR" PROPOSALS 2, 3, 4 AND 5 AND "THREE YEARS" FOR PROPOSAL 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)

2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CATALYST BANCORP, INC.

Your phone or Internet instruction authorizes the 401(k) Trustee to vote your shares in the same manner as if you marked, signed and returned your 401(k) Vote Authorization Form. Instructions submitted electronically over the Internet or by telephone must be received by11:59 p.m., Eastern Time, on May 10, 2022.

INTERNET – www.cstproxyvote.com
Use the Internet to transmit your voting instructions. Have your 401(k) Vote Authorization Form available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to transmit your voting instructions. Have your proxy card available when you call. Follow the voting instructions to vote your shares

MAIL – Mark, sign and date your 401(k) Vote Authorization Form and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE 401(k) VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

401(k) VOTE AUTHORIZATION FORM

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5, AND "THREE YEARS" FOR PROPOSAL 6.

1. Election of Directors

	FOR	WITHHOLD
(1) Todd A. Kidder	☐	☐
(2) Kirk E. Kleiser	☐	☐

	FOR	AGAINST	ABSTAIN
2. The approval of our 2022 Stock Option Plan.	☐	☐	☐
3. The approval of our 2022 Recognition and Retention Plan and Trust Agreement.	☐	☐	☐
4. The ratification of the appointment of Castaing, Hussey & Lolan, LLC as Catalyst Bancorp, Inc.'s independent registered public accounting firm.	☐	☐	☐
5. The approval of an advisory, non-binding resolution with respect to our executive compensation.	☐	☐	☐

	THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN
6. The approval of an advisory, non-binding vote with respect to the frequency of voting for our executive compensation.	☐	☐	☐	☐

CONTROL NUMBER

Signature____________________ Signature, if held jointly____________________ Date__________, 2022

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

3

The proxy statement and our 2021 Annual Report to Shareholders are available at https://catalystbank.investorroom.com/annual-meeting

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

401(k) VOTE AUTHORIZATION FORM

THIS 401(k) VOTE AUTHORIZATION FORM IS SOLICITED BY THE 401(k) TRUSTEE

CATALYST BANCORP, INC.

The 401(k) participant signing on the reverse side hereby directs the 401(k) Trustee to vote all shares of common stock of Catalyst Bancorp, Inc., as to which the 401(k) participant is entitled to direct the voting at the Annual Meeting of Shareholders, to be held at 8:00 a.m. Central time, on May 17, 2022. The 401(k) Trustee is authorized to cast all votes with respect to the shares held in the 401(k) participant account as indicated on the reverse side.

THIS 401(k) VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INSTRUCTED. IF NO CONTRARY INSTRUCTION IS MADE, THE 401(k) VOTE AUTHORIZATION FORM WILL BE VOTED "FOR" THE NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5, AND "THREE YEARS" FOR PROPOSAL 6.

IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS 401(k) VOTE AUTHORIZATION FORM WILL BE VOTED BY THE 401(k) TRUSTEE IN THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE 401(k). AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)

4

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CATALYST BANCORP, INC.

Your phone or Internet instruction authorizes the ESOP Trustee to vote your shares in the same manner as if you marked, signed and returned your ESOP Vote Authorization Form. Instructions submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 10, 2022.

INTERNET – www.cstproxyvote.com
Use the Internet to transmit your voting instructions. Have your ESOP Vote Authorization Form available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to transmit your voting instructions. Have your ESOP Vote Authorization Form available when you call. Follow the voting instructions to vote your shares

MAIL – Mark, sign and date your ESOP Vote Authorization Form and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE ESOP VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

ESOP VOTE AUTHORIZATION FORM

Please mark your votes like this X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5, AND "THREE YEARS" FOR PROPOSAL 6.

1. Election of Directors

	FOR	WITHHOLD
(1) Todd A. Kidder	☐	☐
(2) Kirk E. Kleiser	☐	☐

2. The approval of our 2022 Stock Option Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. The approval of our 2022 Recognition and Retention Plan and Trust Agreement. FOR ☐ AGAINST ☐ ABSTAIN ☐

4. The ratification of the appointment of Castaing, Hussey & Lolan, LLC as Catalyst Bancorp, Inc.'s independent registered public accounting firm. FOR ☐ AGAINST ☐ ABSTAIN ☐

5. The approval of an advisory, non-binding resolution with respect to our executive compensation. FOR ☐ AGAINST ☐ ABSTAIN ☐

6. The approval of an advisory, non-binding vote with respect to the frequency of voting for our executive compensation. THREE YEARS ☐ TWO YEARS ☐ ONE YEAR ☐ ABSTAIN ☐

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________, **2022**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

5

The proxy statement and our 2021 Annual Report to Shareholders are available at https://catalystbank.investorroom.com/annual-meeting

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

ESOP VOTE AUTHORIZATION FORM

THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED BY THE ESOP TRUSTEE

CATALYST BANCORP, INC.

The ESOP participant signing on the reverse side hereby directs the ESOP Trustee to vote all shares of common stock of Catalyst Bancorp, Inc., as to which the ESOP participant is entitled to direct the voting at the Annual Meeting of Shareholders, to be held at 8:00 a.m. Central time, on May 17, 2022. The ESOP Trustee is authorized to cast all votes with respect to the shares held in the ESOP participant's account as indicated on the reverse side.

THIS ESOP VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INSTRUCTED. IF NO CONTRARY INSTRUCTION IS MADE, THE ESOP VOTE AUTHORIZATION FORM WILL BE VOTED "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4 AND 5 AND "THREE YEARS" FOR PROPOSAL 6.

IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED BY THE ESOP TRUSTEE IN THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE ESOP. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)

6